UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 13, 2015, Forest City Enterprises, Inc. (“Forest City”) issued a press release announcing that on July 10, 2015, Forest City Realty Trust, Inc. (“Forest City REIT”), its newly formed wholly owned subsidiary, filed a preliminary proxy statement/prospectus on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with Forest City’s previously announced planned conversion to real estate investment trust (“REIT”) status. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements, including the statements regarding Forest City’s expected conversion to REIT status. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, that Forest City REIT may fail to quality as a REIT effective for the taxable year ending December 31, 2016 or at all, and, if it does quality as a REIT, it may be unable to maintain that qualification; realizing the anticipated benefits to shareholders if the REIT conversion is completed; the impact on Forest City REIT of complying with requirements to qualify as a REIT; the amount and timing of any future distributions by Forest City and/or Forest City REIT, including the 2015 special dividend and those that are required to be made in order to complete the REIT conversion; the impact of issuing equity, debt or both to satisfy the 2015 special dividend and other costs incident to effectuating the REIT conversion; the impact of covenants that could prevent us from satisfying the distribution requirements under the Internal Revenue Code that must be met in order for us to complete the REIT conversion; our lack of experience operating as an entity that qualifies as a REIT; legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service; our ability to obtain the shareholder approval necessary for us to effect the 2015 special dividend and the merger in connection with the REIT conversion; our ability to complete non-core asset dispositions; the impact to our deferred tax liability balance if the REIT conversion is completed; our ability to obtain requisite consents needed to complete the REIT conversion; the state of the economy and financial markets generally and the effect of our industry; and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this document, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed REIT conversion. Forest City REIT has filed a registration statement on Form S-4 containing a preliminary proxy statement of Forest City and a preliminary prospectus of Forest City REIT with the SEC. The registration statement has not yet become effective, and this communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Forest City or Forest City REIT may file with the SEC or send to shareholders in connection with the proposed REIT conversion. INVESTORS ARE URGED TO READ THE FORM S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REIT CONVERSION. You may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the proposed REIT conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the proposed REIT conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation

Forest City, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Forest City common stock in respect of the proposed REIT conversion. In addition, Forest City has engaged D.F. King & Co. (“D.F. King”) to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of Forest City and their ownership of Forest City’s stock is set forth in the proxy statement for Forest City’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation and REIT conversion by reading the proxy statement/prospectus regarding the REIT conversion once it is finalized.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.		Description
99.1	—	Press release of Forest City Enterprises, Inc. dated July 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	July 13, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press release of Forest City Enterprises, Inc. dated July 13, 2015